As filed with the Securities and Exchange Commission on April 15, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 15, 2020

Energizer Holdings, Inc.

(Exact name of registrant as specified in its charter)

Missouri	1-36837	36-4802442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

533 Maryville University Drive St. Louis, Missouri 63141
(Address of principal executive offices)

(314) 985-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ENR	New York Stock Exchange
Series A Mandatory Convertible Preferred Stock, par value $.01 per share	ENR PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM  2.02. Results of Operations and Financial Condition

On April 15, 2020, Energizer Holdings, Inc. (the “Company”) issued a press release providing preliminary, unaudited results for the quarter ended March 31, 2020. The press release is furnished as Exhibit 99.1.

In addition, in connection with the offering of the Notes (as defined below) described in Item 8.01 below, the Company is disclosing in a confidential preliminary offering memorandum dated April 15, 2020 (the “Preliminary Offering Memorandum”) business updates related to the impact of the coronavirus (COVID-19) pandemic, including effects of such pandemic on the Company’s fiscal quarter ended March 31, 2020. This information is set forth under the heading “Recent Developments” in Exhibit 99.2 attached hereto and incorporated herein by reference. The full impact of COVID-19 on the Company’s financial and operating performance will depend significantly on the duration and severity of the outbreak, the actions taken to contain or mitigate its impact, disruption to the Company’s global supply chain, and the pace with which customers and consumers return to more normalized purchasing behavior, among other factors beyond the Company’s knowledge or control. Due to the uncertainties in this rapidly changing environment, including the possible impact of the pandemic on the global economy and consumer demand, the Company is withdrawing its previously disclosed full year outlook.

The preliminary financial data and other information incorporated by reference in this Item 2.02 is subject to the completion of the Company’s financial closing procedures, any adjustments or revisions that may result from the completion of the quarterly review and other developments that may arise between the date of this Report and the time the financial results for the second quarter are finalized. Therefore, this data represents management estimates that constitute forward-looking statements subject to risks and uncertainties. As a result, the preliminary financial data and other information described above may materially differ from the actual results that will be reflected in the Company’s consolidated financial statements for the quarter when they are completed and publicly disclosed. In addition, preliminary results for the second quarter are not necessarily indicative of operating results for any future quarter or results for the full year.

The information furnished pursuant to this Item 2.02, including the information set forth under the heading “Recent Developments” in Exhibit 99.2, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the Exchange Act, nor shall such information or exhibit be deemed incorporated by reference into any filing by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), the rules and regulations of the SEC thereunder, the Exchange Act, as amended, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such a filing.

Item  7.01. Regulation FD Disclosure

The information contained above under Item 2.02 and the information set forth in Exhibit 99.2 in its entirety, is incorporated by reference into this Item 7.01. The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of the Exchange Act, nor shall such information or exhibit be deemed incorporated by reference into any filing by the Company with the SEC under the Securities Act, the rules and regulations of the SEC thereunder, the Exchange Act, as amended, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On April 15, 2020, the Company, announced the commencement of a $200 million Add-on offering to the 6.375% senior notes due 2026 (the “Notes”) in a private offering pursuant to Preliminary Offering Memorandum to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act, subject to market and other customary conditions. The Company’s press release announcing the commencement of the Notes offering is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

In addition, the Company is filing on this Current Report on Form 8-K the unaudited interim condensed combined financial statements of the Spectrum Brands Global Batteries and Lights Division of Spectrum Brands Holdings, Inc. (“GBL”), as of December 30, 2018 and for the three month periods ended December 30, 2018 and December 31, 2017 as Exhibit 99.4 hereto, and the unaudited interim condensed combined financial statements of the Spectrum Brands Global Auto Care Division of Spectrum Brands Holdings, Inc. (“GAC”), as of December 30, 2018 and for the three month periods ended December 30, 2018 and December 31, 2017 as Exhibit 99.5 hereto. The Company completed (i) its acquisition of GBL on January 2, 2019 and (ii) its acquisition of GAC on January 28, 2019. On January 14, 2019, the Company filed an Amendment on Form 8-K/A under which it filed, among other information, the audited annual combined financial statements as of September 30, 2018 and 2017 and for the fiscal years ended September 30, 2018, 2017 and 2016 of GBL and GAC.

Exhibits 99.4 and 99.5 are incorporated herein by reference.

Cautionary Note regarding Forward-Looking Statements

This Form 8-K disclosure contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact should be considered to be forward-looking statements, including statements about the Company’s completion of the offering of Notes. The offering of the Notes is subject to market and other conditions and there can be no assurance as to whether or when the offering of the Notes will be completed or as to the actual size or terms of the offering of Notes. Any such forward-looking statements are made based on information currently known and are subject to various risks and uncertainties, including those described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in its Form 10-K filed with the Securities and Exchange Commission on November 19, 2019, as amended in this Report, including the information incorporated by reference herein. These reports, as well as the other documents filed by the Company with the SEC, are available free of charge at the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any forward-looking statements to reflect new events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press Release dated April 15, 2020, relating to preliminary, unaudited results.

99.2	Excerpt from the Preliminary Offering Memorandum dated April 15, 2020 in connection with a proposed Notes offering.

99.3	Press Release dated April 15, 2020, relating to offering of the Notes.

99.4

Unaudited interim condensed combined financial statements of the Spectrum Brands Global Batteries and Lights Division of Spectrum Brands Holdings, Inc., as of December 30, 2018 and for the three month periods ended December 30, 2018 and December 31, 2017.

99.5

Unaudited interim condensed combined financial statements of the Spectrum Brands Global Auto Care Division of Spectrum Brands Holdings, Inc., as of December 30, 2018 and for the three month periods ended December 30, 2018 and December 31, 2017.

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:	/s/ Timothy W. Gorman
Name:	Timothy W. Gorman
Title:	Executive Vice President and Chief Financial Officer

Dated: April 15, 2020

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